Net Loss Per Share	12 Months Ended
Dec. 31, 2020
BFLY Operations Inc
Net Loss Per Share

Note 12. Net Loss Per Share

Basic net loss per share is computed by dividing the net loss by the weighted-average number of shares of common stock of the Company outstanding during the period. Diluted net loss per share is computed by giving effect to all potential shares of common stock of the Company, including Convertible Preferred Stock and outstanding stock options, to the extent dilutive. Basic and diluted net loss per share was the same for each period presented as the inclusion of all potential shares of common stock of the Company outstanding would have been anti-dilutive. Since the Company was in a net loss position for all periods presented, basic EPS calculation excludes preferred stock as it does not participate in net losses of the Company.

The following table presents the calculation of basic and diluted net loss per share for the Company’s common stock (in thousands, except share and per share amounts):

	2020	2019
Numerator:
Net loss	$(162,745)	$(99,697)
Numerator for Basic and Dilutive EPS – Loss available to common stockholders	$(162,745)	$(99,697)
Denominator:
Weighted-average common shares outstanding	5,833,164	5,622,752
Denominator for Basic and Dilutive EPS – Weighted-average common stock	5,833,164	5,622,752
Basic and dilutive loss per share	$(27.90)	$(17.73)

Anti-dilutive common equivalent shares were as follows:

	2020	2019
Outstanding options to purchase common stock	26,742,256	14,692,333
Outstanding Convertible Preferred Stock (Series A through D)	103,242,914	103,242,914
Total anti-dilutive common equivalent shares	129,985,170	117,935,247